Exhibit 23.4


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 to the Choice One Communications, Inc. 1999 Director Stock Incentive Plan of our report dated May 17, 2000 relating to the consolidated financial statements of US Xchange, LLC incorporated herein by reference.


                                      /s/BDO Seidman, LLP

Grand Rapids, Michigan
September 25, 2000